UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

            ___________________________________

                          FORM 8-K

      Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):

                          May 14, 2007


	         HARRIS & HARRIS GROUP, INC.
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     (Exact name of registrant as specified in its charter)



	New York	        0-11576			13-3119827
(State or other jurisdiction 	(Commission File    (I.R.S. Employer
of incorporation)		 Number)            Identification No.)



                     111 West 57th Street
                  New York, New York  10019
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     (Address of principal executive offices and zip code)


 Registrant's telephone number, including area code: (212) 582-0900




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Item 8.01   Other Events

	On May 15, 2007, Harris & Harris Group, Inc. (the "Company") issued a press release announcing that pursuant to 10b5-1 trading plans entered into on March 27, 2007, certain officers of the Company exercised vested stock options on May 14, 2007, that would have expired on June 26, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

	On May 16, 2007, the Company issued a press release announcing that Douglas W. Jamison, the Company's President, Chief Operating Officer and Chief Financial Officer, exercised stock options that would have expired on June 26, 2016, to
purchase 3,000 shares of Harris & Harris Group stock.    A copy
of the press release is furnished herewith as Exhibit 99.2.


Item 9.     Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.



  Exhibit No.			Description

  99.1				Press Release dated May 15, 2007

  99.2				Press Release dated May 16, 2007





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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	May 16, 2007			HARRIS & HARRIS GROUP, INC.



     					 By: /s/ Charles E. Harris
					     ----------------------
				     	     Charles E. Harris
					     Chief Executive Officer


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                             EXHIBIT INDEX


 Exhibit No.			Description

  99.1				Press Release dated May 15, 2007

  99.2				Press Release dated May 16, 2007






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